EXHIBIT G.1.a.vi.

Please note that this amendment is being filed to reflect the following changes to the Goldman Sachs Rising Dividend Growth Fund:

Item C.9.c. – For each sub-adviser to the Fund, provide the information requested:

This item was updated to reflect that Dividend Assets Capital, LLC was no longer a sub-adviser to the Fund at the end of the reporting period.

Item C.9.d – If a sub-adviser was terminated during the reporting period, provide the following with respect to each sub-adviser:

This item was updated to reflect that Dividend Assets Capital, LLC was terminated as a sub-adviser to the fund on June 30, 2020.

Other than the updates noted above, no other modifications were made to the filing as initially submitted on January 13, 2021 (Accession No. 0001752724-21-001946).